                                                                   EXHIBIT 23.00





                          INDEPENDENT AUDITORS' CONSENT





We consent to the use in this Amendment No. 3 to Registration Statement No. 333-77737 of Leisure Time Casinos & Resorts, Inc. of our report dated August 12, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




                                             Ehrhardt Keefe Steiner & Hottman PC


Denver, Colorado
August 25, 1999

                                                                   EXHIBIT 23.00






                          INDEPENDENT AUDITORS' CONSENT





We consent to the use in this Amendment No. 3 to Registration Statement No. 333-77737 of Leisure Time Casinos & Resorts, Inc. of our report dated August 15, 1997 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




                                             Ehrhardt Keefe Steiner & Hottman PC


Denver, Colorado
August 25, 1999

                                                                   EXHIBIT 23.00





                          INDEPENDENT AUDITORS' CONSENT




We consent to the use in this Amendment No. 3 to Registration Statement No. 333-77737 of Leisure Time Casinos & Resorts, Inc. of our report dated April 8, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



                                             Ehrhardt Keefe Steiner & Hottman PC

Denver, Colorado
August 25, 1999